Exhibit 99.2

NASDAQ, INC. PRICES $500 MILLION SENIOR NOTES OFFERING

NEW YORK, April 23, 2020 — Nasdaq, Inc. (the “Company”) (Nasdaq: NDAQ) today announced that it priced a public offering of $500,000,000 aggregate principal amount of 3.250% senior notes due 2050 (the “Offering”). The Company expects to use the net proceeds from the Offering to repay short term indebtedness. The Offering is expected to close on April 28, 2020, subject to customary closing conditions.

BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Morgan Stanley & Co. LLC will act as joint book-running managers for the Offering. HSBC Securities (USA) Inc., ICBC Standard Bank Plc, R. Seelaus & Co., LLC, Siebert Williams Shank & Co., LLC, Skandinaviska Enskilda Banken AB (publ), TD Securities (USA) LLC and Wells Fargo Securities, LLC are acting as co-managers for the Offering.

The Offering will be made pursuant to an effective shelf registration statement, previously filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”). Before investing, you should read the prospectus supplement and accompanying prospectus, as well as other documents the Company has filed with the SEC, for a more complete understanding of the Company and the Offering. These documents are available for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, copies may be obtained by contacting BofA Securities, Inc. at NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department. Telephone (800) 294-1322; Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: (212) 902-9316 or by emailing Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attention: Investment Grade Syndicate Desk – 3rd Floor. Telephone: (212) 834-4533; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, NY 10020. Telephone: 866-271-7403; Morgan Stanley & Co. at 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by telephone at (866) 718-1649 or by emailing prospectus@morganstanley.com.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information set forth in this communication contains forward-looking statements that involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. These statements include, but are not limited to, statements about the Offering, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company’s control. These factors include, but are not limited to, the Company’s ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, the potential impact of the COVID-19 pandemic on the Company’s business, operations, results of operations, financial condition, workforce or the operations or decisions of its customers, suppliers or business partners, and other factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including its annual reports on Form 10-K and quarterly reports on Form 10-Q which are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ABOUT NASDAQ

Nasdaq (Nasdaq: NDAQ) is a global technology company serving the capital markets and other industries. Its diverse offering of data, analytics, software and services enables clients to optimize and execute their business vision with confidence.

MEDIA RELATIONS CONTACT:

Allan Schoenberg

+1.212.231.5534

allan.schoenberg@nasdaq.com

Will Briganti

+1 646 964-8169

william.briganti@nasdaq.com

INVESTOR RELATIONS CONTACT:

Ed Ditmire, CFA

+1.212.401.8737

ed.ditmire@nasdaq.com

-NDAQF-